UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Eldorado Resorts, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2017. The following is a summary of the matters voted upon at the Annual Meeting and the votes cast on each matter.

Proposal 1: Election of Directors

The stockholders elected the Company’s nominees to the Board of Directors of the Company (the “Board”). The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary L. Carano	38,975,857	111,217	4,573,519
Frank J. Fahrenkopf Jr.	38,971,229	115,845	4,573,519
James B. Hawkins	36,478,987	2,608,087	4,573,519
Michael E. Pegram	38,993,606	93,468	4,573,519
Thomas R. Reeg	38,361,154	725,920	4,573,519
David P. Tomick	38,993,631	93,443	4,573,519
Roger P. Wagner	38,998,627	88,447	4,573,519
Bonnie Biumi	38,992,428	94,646	4,573,519
Gregory J. Kozicz	38,997,113	89,961	4,573,519

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum was present.

Proposal 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017

The stockholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
43,559,659	84,488	16,446	0

The foregoing Proposal 2 was approved.

Proposal 3: “Say-on-pay” non-binding advisory vote

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement.  The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
38,535,350	536,557	15,167	4,573,519

The foregoing Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ELDORADO RESORTS, INC.

		By:	/s/ Gary L. Carano

Name: Gary L. Carano Title: Chief Executive Officer
Date:	June 14, 2017